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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  April 1, 2004

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 3.   Bankruptcy or Receivership.

     On March 31, 2004, Dan River Inc. and its domestic subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Georgia.

     On April 1, 2004, the Bankruptcy Court granted interim approval of a new $145 million debtor-in-possession credit facility. The Bankruptcy Court also approved the payment of certain pre-petition and post-petition obligations.

     A copy of the press release issued by Dan River on April 1, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Form Financial Information and
          Exhibits.

          (c)  Exhibits

               Exhibit No.         Description of Exhibit

               99.1 Press Release dated April 1, 2004






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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  April 1, 2004               /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                                   INDEX

Exhibit No.              Description of Exhibit
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99.1 Press Release dated April 1, 2004